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                                                                 EXHIBIT (10)(c)
                    SERVICE REQUEST



                           PLATINUM
-----------------------------------
              INVESTOR(SM) SURVIVOR
-----------------------------------
                 UNITED STATES LIFE

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PLATINUM INVESTOR--FIXED OPTION                               Neuberger Berman Advisers Management Trust
                                                              ------------------------------------------
 . Division 18 - Declared Fixed Interest Account
                                                              . Division 36 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                              North American Funds Variable Product Series I
AIM Variable Insurance Funds                                  ----------------------------------------------
----------------------------
                                                              . Division 3 - International Equities
 . Division 1 - AIM V.I. International Equity
                                                              . Division 4 - Midcap Index
 . Division 2 - AIM V.I. Value
                                                              . Division 5 - Money Market
American Century Variable Portfolios, Inc.
------------------------------------------                    . Division 20 - Nasdaq-100 Index

 . Division 19 - VP Value                                      . Division 21 - Science & Technology

Ayco Series Trust                                             . Division 22 - Small Cap Index
-----------------
                                                              . Division 6 - Stock Index
 . Division 23 - Ayco Growth
                                                              PIMCO Variable Insurance Trust
Credit Suisse Warburg Pincus Trust                            ------------------------------
----------------------------------
                                                              . Division 101 - PIMCO Real Return Bond
 . Division 105 - Small Company  Growth
                                                              . Division 37 - PIMCO Short-Term Bond
Dreyfus Investment Portfolios
-----------------------------                                 . Division 102 - PIMCO Total Return Bond

 . Division 24 - MidCap Stock                                  Putnam Variable Trust
                                                              ---------------------
Dreyfus Variable Investment Fund
--------------------------------                              . Division 12 - Putnam VT Diversified Income

 . Division 7 - Quality Bond                                   . Division 13 - Putnam VT Growth and Income

 . Division 8 - Small Cap                                      . Division 14 - Putnam VT Int'l Growth and Income

Fidelity Variable Insurance Products Fund                     SAFECO Resource Series Trust
-----------------------------------------                     ----------------------------

 . Division 28 - VIP Asset Manager                             . Division 15 - Equity

 . Division 27 - VIP Contrafund                                . Division 16 - Growth Opportunities

 . Division 25 - VIP Equity-Income                             The Universal Institutional Funds, Inc.
                                                              ---------------------------------------
 . Division 26 - VIP Growth
                                                              . Division 10 - Equity Growth
Janus Aspen Series - Service Shares
-----------------------------------                           . Division 11 - High Yield

 . Division 31 - Aggressive Growth                             Vanguard Variable Insurance Fund
                                                              --------------------------------
 . Division 29 - International Growth
                                                              . Division 103 - High Yield Bond
 . Division 30 - Worldwide Growth
                                                              . Division 104 - REIT Index
J.P. Morgan Series Trust II
---------------------------                                   Van Kampen Life Investment Trust
                                                              --------------------------------
 . Division 32 - J.P. Morgan Small Company
                                                              . Division 17 - Strategic Stock
MFS Variable Insurance Trust
----------------------------

 . Division 34 - MFS Capital Opportunities

 . Division 9 - MFS Emerging Growth

 . Division 35 - MFS New Discovery

 . Division 33 - MFS Research

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Complete and return this request to:              The United States Life Insurance Company
       Administrative Center                           In the City of New York ("USL")
 PO Box 4880 Houston, TX 77210-4880
           (800) 251-3720                            Administration Center: Houston, TX
Hearing Impaired/TDD: (888) 436-5258
   Toll-Free Fax: (877) 445-3098               VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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  [ ] POLICY                     1. | POLICY #:_________________________________ CONTINGENT INSURED:________________________________
      IDENTIFICATION                |                                            CONTINGENT INSURED:________________________________
   COMPLETE THIS SECTION FOR        | ADDRESS:_______________________________________________________________ New Address (yes) (no)
       ALL REQUESTS.                | Primary Owner (If other than an insured):______________________________
                                    | Address:_______________________________________________________________ New Address (yes) (no)
                                    | Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number:(  )_____-_________________
                                    | Joint Owner (If applicable):__________________________________________________________________
                                    | Address:_______________________________________________________________ New Address (yes) (no)
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  [ ] NAME                       2. | Change Name Of: (Circle One)    Contingent Insured    Owner    Payor    Beneficiary
      CHANGE                        |
Complete this section if the name   | Change Name From: (First, Middle, Last)              Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,  | _________________________________________________    _________________________________________
 Owner, Payor or Beneficiary has    |
 changed. (Please note, this does   | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
not change the Contingent Insureds, |
   Owner, Payor or Beneficiary      |
           designation)             |
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  [ ] CHANGE IN                  3. | INVESTMENT DIVISION             PREM %  DED %   INVESTMENT DIVISION             PREM %  DED %
      ALLOCATION                    | (18) Declared Fixed Interest                    Neuberger Berman Advisers Management Trust
      PERCENTAGES                   |      Account                    ______  ______  (36) Mid-Cap Growth             ______  _____
  Use this section to indicate      |
    how premiums or monthly         | AIM Variable Insurance Funds                    North American Funds Variable Product Series I
deductions are to be allocated.     | (1) AIM V.I. International                      (3) International Equities      ______  ______
                                    |     Equity                      ______  ______  (4) Midcap Index                ______  ______
Total allocation in each column     | (2) AIM V.I. Value              ______  ______  (5) Money Market                ______  ______
     must equal 100%; whole         |                                                 (20) Nasdaq-100 Index           ______  ______
         numbers only.              | American Century Variable Portfolios, Inc.      (21) Science & Technology       ______  ______
                                    | (19) VP Value                   ______  ______  (22) Small Cap Index            ______  ______
                                    |                                                 (6) Stock Index                 ______  ______
                                    |
                                    | Ayco Series Trust                               PIMCO Variable Insurance Trust
                                    | (23) Ayco Growth                ______  ______  (101) PIMCO Real Return Bond    ______  ______
                                    |                                                 (37) PIMCO Short-Term Bond      ______  ______
                                    | Credit Suisse Warburg Pincus Trust              (102) PIMCO Total Return Bond   ______  ______
                                    | (105) Small Company Growth      ______  ______  Putnam Variable Trust
                                    |                                                 (12) Putnam VT Diversified
                                    | Dreyfus Investment Portfolios                        Income                     ______  ______
                                    | (24) MidCap Stock               ______  ______  (13) Putnam VT Growth and
                                    |                                                      Income                     ______  ______
                                    | Dreyfus Variable Investment Fund                (14) Putnam VT Int'l Growth
                                    | (7) Quality Bond                ______  ______       and Income
                                    | (8) Small Cap                   ______  ______  SAFECO Resource Series Trust
                                    |                                                 (15) Equity                     ______  ______
                                    | Fidelity Variable Insurance Products Fund       (16) Growth Opportunities       ______  ______
                                    | (28) VIP Asset Manager          ______  ______  The Universal Institutional
                                    | (27) VIP Contrafund             ______  ______  Funds, Inc.
                                    | (25) VIP Equity-Income          ______  ______  (10) Equity Growth              ______  ______
                                    | (26) VIP Growth                 ______  ______  (11) High Yield                 ______  ______
                                    |
                                    | Janus Aspen Series - Service Shares             Vanguard Variable Insurance Fund
                                    | (31) Aggressive Growth          ______  ______  (103) High Yield Bond           ______  ______
                                    | (29) International Growth       ______  ______  (104) REIT Index                ______  ______
                                    | (30) Worldwide Growth           ______  ______
                                    |                                                 Van Kampen Life Investment
                                    | J.P. Morgan Series Trust II                     Trust
                                    | (32) J.P. Morgan Small Company  ______  ______  (17) Strategic Stock            ______  ______
                                    |
                                    | MFS Variable Insurance Trust                    Other:______________________    ______  ______
                                    | (34) MFS Capital Opportunities  ______  ______                                   100%    100%
                                    | (9) MFS Emerging Growth         ______  ______
                                    | (35) MFS New Discovery          ______  ______
                                    | (33) MFS Research               ______  ______
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USL0094 REV 1001                                              PAGE 2 OF 5
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  [_]  MODE OF                  4. | Indicate frequency and premium amount desired: $_____Annual $_____Semi-Annual $____Quarterly
       PREMIUM                     |                                                $_____Monthly (Bank Draft Only)
       PAYMENT/BILLING             |
       METHOD CHANGE               | Indicate billing method desired: _____Direct Bill ______Pre-Authorized Bank Draft (attach a
  Use this section to change the   | Bank Draft Authorization Form and "Void" Check)
 billing frequency and/or method   |
  of premium payment. Note,        |
however, that USL will not bill    | Start Date:_______/_______/_______
   you on a direct monthly basis.  |
 Refer to your policy and its      |
 related prospectus for further    |
 information concerning minimum    |
  premiums and billing options.    |
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  [_]  LOST POLICY              5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                 | ______LOST ______DESTROYED ______OTHER.
 Complete this section if applying |
 for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
  duplicate policy to replace a    |
  lost or misplaced policy. If a   |             ______Certificate of Insurance at no charge
  full duplicate policy is being   |
 requested, a check or money order |             ______Full duplicate policy at a charge of $25
  for $25 payable to USL must be   |
   submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                   | or duplicate policy to USL for cancellation.
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  [_]  DOLLAR COST              6. | DESIGNATE the day of the month for transfers: _____(choose a day from 1-28)
       AVERAGING                   | Frequency of transfers (check one): ____Monthly ____Quarterly _____Semi-Annually _____Annually
      ($5,000 minimum initial      | I want: $_______________ ($100 minimum) taken from the Money Market Division and transferred
 accumulation value) An amount may | to the following Divisions:
 be deducted periodically from the |
 Money Market Division and placed  | AIM Variable Insurance Funds                Neuberger Berman Advisers Management Trust
  in one or more of the Divisions  | (1) AIM V.l. International Equity    $_____ (36) Mid-Cap Growth                       $______
   listed. The Declared Fixed      | (2) AIM V.I. Value                   $_____
 Interest Account is not available |                                             North American Funds Variable Product Series I
 for Dollar Cost Averaging. Please | American Century Variable Portfolios, Inc.  (3) International Equities                $______
 refer to the prospectus for more  | (19) VP Value                        $_____ (4) MidCap Index                          $______
  information on the Dollar Cost   |                                             (20) Nasdaq-100 Index                     $______
 Averaging Option. Note: Automatic | Ayco Series Trust                           (21) Science & Technology                 $______
  Rebalancing is not available if  | (23) Ayco Growth                     $_____ (22) Small Cap Index                      $______
 the Dollar Cost Averaging Option  |                                             (6) Stock Index                           $______
          is chosen.               | Credit Suisse Warburg Pincus Trust
                                   | (105) Small Company Growth           $_____ PIMCO Variable Insurance Trust
                                   |                                             (101) PIMCO Real Return Bond              $______
                                   | Dreyfus Investment Portfolios               (37) PIMCO Short-Term Bond                $______
                                   | (24) MidCap Stock                    $_____ (102) PIMCO Total Return Bond             $______
                                   |
                                   | Dreyfus Variable Investment Fund            Putnam Variable Trust
                                   | (7) Quality Bond                     $_____ (12) Putnam VT Diversified Income         $______
                                   | (8) Small Cap                        $_____ (13) Putnam VT Growth and Income          $______
                                   |                                             (14) Putnam VT Int'l Growth and Income    $______
                                   | Fidelity Variable Insurance Products Fund
                                   | (28) VIP Asset Manager               $_____ SAFECO Resource Series Trust
                                   | (27) VIP Contrafund                  $_____ (15) Equity                               $______
                                   | (25) VIP Equity-Income               $_____ (16) Growth Opportunities                 $______
                                   | (26) VIP Growth                      $_____
                                   |                                             The Universal Institutional Funds, Inc.
                                   | Janus Aspen Series - Service Shares         (10) Equity Growth                        $______
                                   | (31) Aggressive Growth               $_____ (11) High Yield                           $______
                                   | (29) International Growth            $_____
                                   | (30) Worldwide Growth                $_____ Vanguard Variable Insurance Fund
                                   |                                             (103) High Yield Bond                     $______
                                   | J.P. Morgan Series Trust II                 (104) REIT Index                          $______
                                   | (32) J.P. Morgan Small Company       $_____
                                   |                                             Van Kampen Life Investment Trust
                                   | MFS Variable Insurance Trust                (17) Strategic Stock                      $______
                                   | (34) MFS Capital Opportunities       $_____
                                   | (9) MFS Emerging Growth              $_____ Other:                                    $______
                                   | (35) MFS New Discovery               $_____
                                   | (33) MFS Research Division           $_____
                                   |
                                   | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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USL0094 REV 1001                                                       PAGE 3 OF 5
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 [_]  AUTOMATIC                 7. |
      REBALANCING                  | Indicate frequency: _______Quarterly _______Semi-Annually ______Annually
   ($5,000 minimum accumulation    |
 value) Use this section to apply  |          (Division Name or Number)                         (Division Name or Number)
     for or make changes to        |
  Automatic Rebalancing of the     | ______% : _____________________________       ______% : _____________________________
 variable divisions. Please refer  | ______% : _____________________________       ______% : _____________________________
   to the prospectus for more      | ______% : _____________________________       ______% : _____________________________
  information on the Automatic     | ______% : _____________________________       ______% : _____________________________
       Rebalancing Option.         | ______% : _____________________________       ______% : _____________________________
  Note: Dollar Cost Averaging is   | ______% : _____________________________       ______% : _____________________________
  not available if the Automatic   | ______% : _____________________________       ______% : _____________________________
   Rebalancing Option is chosen.   | ______% : _____________________________       ______% : _____________________________
                                   | ______% : _____________________________       ______% : _____________________________
                                   | ______% : _____________________________       ______% : _____________________________
                                   |
                                   |
                                   |
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 [_]  CORRECT AGE               8. | ______  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
 Use this section to correct the   |
 age of any person covered under   | Name of Contingent Insured for whom this correction is submitted:________________________
this policy. Proof of the correct  |
date of birth must accompany this  | Correct DOB: ________/________/________
             request.              |
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 [_]  TRANSFER OF               9. |                             (Division Name or Number)    (Division Name or Number)
      ACCUMULATED                  |
      VALUES                       | Transfer $_______ or _____% from _________________________ to ______________________
  Use this section if you want to  |
   move money between divisions.   | Transfer $_______ or _____% from _________________________ to ______________________
 The minimum amount for transfers  |
 is $500.00. Withdrawals from the  | Transfer $_______ or _____% from _________________________ to ______________________
Declared Fixed Interest Account to |
 a Variable Division may only be   | Transfer $_______ or _____% from _________________________ to ______________________
 made within the 60 days after a   |
contract anniversary. See transfer | Transfer $_______ or _____% from _________________________ to ______________________
    limitations outlined in        |
 prospectus. If a transfer causes  | Transfer $_______ or _____% from _________________________ to ______________________
  the balance in any division to   |
  drop below $500, USL reserves    | Transfer $_______ or _____% from _________________________ to ______________________
      the right to transfer        |
  the remaining balance. Amounts   | Transfer $_______ or _____% from _________________________ to ______________________
     to be transferred should be   |
 indicated in dollar or percentage | Transfer $_______ or _____% from _________________________ to ______________________
     amounts, maintaining          |
    consistency throughout.        | Transfer $_______ or _____% from _________________________ to ______________________
                                   |
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 [_]  REQUEST FOR               10.|
      PARTIAL                      |______I request a partial surrender of $____ or ____% of the net cash surrender value.
      SURRENDER/                   |______I request a loan in the amount of $____.
      POLICY LOAN                  |______I request the maximum loan amount available from my policy.
 Use this section to apply for a   |
 partial surrender from or policy  |
loan against policy values. For    |Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning   |percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed
these two options please refer to  |Interest Account and Variable Divisions in use.
  your policy and its related      |
 prospectus. If applying for a     |
 partial surrender, be sure to     |
complete the Notice of Withholding |______________________________________________________________________________________________
 section of this Service Request   |
  in addition to this section.     |______________________________________________________________________________________________
                                   |
                                   |______________________________________________________________________________________________

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USL 0094 REV1001                                                   PAGE 4 0F 5
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 [_]  NOTICE OF               11. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I do want income tax withheld from this distribution.
                                  |
                                  |            ________I do not want income tax withheld from this distribution.
                                  |
                                  | If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
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 [_]  AFFIRMATION/            12. | CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is
      SIGNATURE                   | my correct taxpayer identification number and; (2) that I am not subject to backup withholding
   Complete this section for      | under Section 3406(a)(1)(C) of the Internal Revenue Code.
         ALL requests.            |
                                  | The Internal Revenue Service does not require your consent to any provision of this document
                                  | other than the certification required to avoid backup withholding.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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USL0094 REV1001                                               PAGE 5 OF 5
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